Exhibit 99.2 AXIS Capital Holdings Limited INVESTOR FINANCIAL SUPPLEMENT FOURTH QUARTER 2007

AXIS Capital Holdings Limited

92 Pitts Bay Road

Pembroke HM 08 Bermuda

Contact Information:

Linda Ventresca

Investor Relations

441 405 2727

investorrelations@axiscapital.com

Website Information:

www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)
i. Basis of Presentation	i - iii

I. Financial Highlights	1

II. Income Statements
a. Consolidated Statements of Income—Quarterly	2
b. Consolidated Statements of Income—Year	3
c. Consolidated Segment Data	4
d. Gross Premiums Written by Segment by Line of Business	5
e. Segment Consecutive Quarters	6-7

III. Balance Sheets
a. Consolidated Balance Sheets	8
b. Summary of Investment Portfolio Information	9
c. Investment Portfolio Composition	10
d. Investment Portfolio: Mortgage and Asset Backed Securities	11
e. Investment Portfolio: Subprime and Alternative-A Holdings	12
f. Investment Portfolio: Investment Performance—Fixed Maturity Investments	13
g. Reinsurance Recoverable Analysis	14-15

IV. Loss Reserve Analysis
a. Paid to Incurred Analysis	16
b. Paid to Incurred Analysis by Segment	17
c. Segment Consecutive Quarters	18-19

V. Share Analysis
a. Earnings Per Common Share Analysis—As Reported	20
b. Diluted Book Value Per Common Share Analysis	21

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•     In January 2007, we announced a strategic reorganization of the AXIS Insurance segment to further strengthen our global operations. As a result, our segment reporting has been modified effective January 1, 2007 to reflect the reorganization of AXIS Insurance. The data presented in this supplement reflects the AXIS Insurance reorganization. We will continue to report overall results based on two operating segments: Insurance and Reinsurance.

•     All financial information contained herein is unaudited, except for the consolidated balance sheet and statement of income at and for the year ended December 31, 2006 and the consolidated balance sheet at December 31, 2005.

•     Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•     Amounts may not reconcile exactly due to small rounding differences.

•     NM—Not meaningful; NR—Not Reported; NA—Not applicable

Cautionary Note Regarding Forward-Looking Statements:

This financial supplement may contain forward-looking statements which involve inherent risks and uncertainties. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on current plans, estimates and expectations. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them. A non-exclusive list of other important factors that could cause actual results to differ materially from those in such forward-looking statements is set forth in our most recent annual report on Form 10-K, quarterly report on Form 10-Q and our other documents on file with the Securities and Exchange Commission. AXIS undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

i

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment provides insurance coverage on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical damage and business interruption coverage primarily for industrial and commercial properties and physical damage, business interruption and liability coverage for onshore energy properties and operations. The book consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for hull, liability, cargo and specie and recreational marine risks. These risks include property damage or physical loss to ships, pollution damage caused by vessels on a sudden and accidental basis, protection for general cargo and the contents of armored cars, vaults, exhibitions and museums, and specific war related risks. This line of business also provides physical damage, business interruption and liability coverage for offshore energy property and operations

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: includes hull and liability and specific war coverage for passenger and cargo airlines and privately owned aircraft as well as select aviation product liability coverage.

Political risk: generally provides protection against sovereign default or sovereign actions resulting in impairment of cross-border investments for banks and major corporations and protection on structured credit based transactions where lenders seek to mitigate the non-payment risk of their borrowers, both public and private.

Professional lines: includes coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, media, cyber, technology and miscellaneous professional liability coverage.

Liability: primarily targets general liability and umbrella and excess liability in the U.S. excess and surplus lines markets. Target classes include mercantile, manufacturing and building/premises, with particular emphasis on commercial and consumer products, commercial construction and miscellaneous general liability.

Accident & Health: primarily provides employee medical coverage for self-insured, small and medium sized employers for losses in excess of a retention.

ii

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides property and casualty reinsurance to insurance companies on a worldwide basis. The following are the lines of business we write on both a treaty and facultative basis:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our ceding company clients. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis, meaning that our exposure only arises when our customers’ claims exceed a certain retained amount.

Property: includes reinsurance written on both a pro rata and a per risk basis and covers underlying personal lines and commercial property exposures. Property pro rata treaty reinsurance covers a cedent’s aggregate losses from all events in the covered period on a proportional basis. Property per risk treaty reinsurance reinsures a portfolio of particular property risks of ceding companies on an excess of loss basis.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice and miscellaneous errors and omissions insurance risks.

Credit and Bond: consists principally of reinsurance of trade credit insurance products and includes both proportional and excess-of loss structures. The underlying insurance indemnifies sellers of goods and services against a payment default by the buyer of those goods and services. Also included in this book is coverage for ceding insurers against losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world, but predominantly in Europe.

Motor: provides coverage to insurers for motor liability losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty lines, including auto liability, general liability, personal and commercial umbrella and workers’ compensation.

Other: includes aviation, engineering, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

	Quarter ended			Year ended
	December 31,			December 31,
	2007	2006	Change	2007	2006	Change
HIGHLIGHTS Gross premiums written	$572,865	$714,006	(19.8)%	$3,590,090	$3,609,036	(0.5)%
Gross premiums written—Insurance	88.9%	77.1%	11.8%	56.8%	57.4%	(0.6)%
Gross premiums written—Reinsurance	11.1%	22.9%	(11.8)%	43.2%	42.6%	0.6%

Net premiums written	$385,155	$570,206	(32.5)%	$2,863,757	$2,989,179	(4.2)%

Net premiums earned	$669,320	$688,797	(2.8)%	$2,734,410	$2,694,270	1.5%
Net premiums earned—Insurance	43.8%	48.2%	(4.4)%	44.2%	48.5%	(4.3)%
Net premiums earned—Reinsurance	56.2%	51.8%	4.4%	55.8%	51.5%	4.3%

Net income available to common shareholders	$306,100	$280,958	8.9%	$1,055,243	$925,765	14.0%
Reserve for losses and loss expenses	5,587,311	5,015,113	11.4%	5,587,311	5,015,113	11.4%
Total shareholders’ equity	5,158,622	4,412,647	16.9%	5,158,622	4,412,647	16.9%

PER COMMON SHARE AND
COMMON SHARE DATA Basic earnings per common share	$2.13	$1.87	13.8%	$7.15	$6.18	15.7%
Diluted earnings per common share	$1.89	$1.69	12.0%	$6.41	$5.63	13.9%
Weighted average common shares outstanding	143,877	150,006	(4.1)%	147,524	149,745	(1.5)%
Diluted weighted average common shares outstanding	161,732	165,986	(2.6)%	164,515	164,394	0.1%
Book value per common share	$32.69	$26.09	25.3%	$32.69	$26.09	25.3%
Diluted book value per common share (treasury stock method)(a)	$28.79	$23.45	22.8%	$28.79	$23.45	22.8%

FINANCIAL RATIOS ROACE, net income available to common shareholders(b)	26.9%	29.8%	(2.9)%	24.6%	26.7%	(2.1)%

Net loss and loss expense ratio	43.4%	47.8%	(4.4)%	50.1%	52.9%	(2.8)%
Acquisition cost ratio	13.5%	13.3%	0.2%	14.1%	14.4%	(0.3)%
General and administrative expense ratio	13.9%	12.6%	1.3%	11.1%	10.0%	1.1%

Combined ratio	70.8%	73.7%	(2.9)%	75.3%	77.3%	(2.0)%

INVESTMENT DATA Total assets	$14,675,309	$13,665,287	7.4%	$14,675,309	$13,665,287	7.4%
Total cash and investments(c)	10,484,268	9,667,456	8.4%	10,484,268	9,667,456	8.4%
Net investment income	125,000	123,082	1.6%	482,873	407,100	18.6%
Investment income from other investments	3,827	23,936	(84.0)%	34,351	46,252	(25.7)%
Net realized investment gains (losses)	10,778	(3,274)	(429.2)%	5,230	(25,702)	(120.3)%
Total return on cash and investments(d)	1.8%	1.6%	0.2%	5.4%	5.0%	0.4%
Annualized effective yield of invested assets(e)	4.9%	4.8%	0.1%	4.9%	4.6%	0.3%

(a)	To conform with the 2007 presentation, we have recalculated the diluted book value per common share for the fourth quarter and full year of 2006 using the “treasury stock” method, which were previously calculated and reported on an “if converted” basis.
(b)	Return on average common equity (“ROACE”) is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Percentages presented are annualized for the respective quarters.
(c)	Cash and investments represents the total cash, fixed maturity investments, other investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).
(d)	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.
(e)	Annualized effective yield of invested assets is calculated by dividing the net income generated from invested assets by the average balance of the assets managed by our external investment managers.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME—QUARTERLY

	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q4 2005
UNDERWRITING REVENUES
Gross premiums written	$572,865	$755,224	$959,378	$1,302,622	$714,006	$633,322
Premiums ceded	(187,710)	(171,322)	(204,036)	(163,265)	(143,800)	(169,917)

Net premiums written	385,155	583,902	755,342	1,139,357	570,206	463,405

Gross premiums earned	860,421	870,752	876,640	852,003	865,748	876,118
Ceded premiums amortized	(191,101)	(184,907)	(182,699)	(166,699)	(176,951)	(189,252)

Net premiums earned	669,320	685,845	693,941	685,304	688,797	686,866

Other insurance related income	273	1,005	693	1,940	1,027	198

Total underwriting revenues	669,593	686,850	694,634	687,244	689,824	687,064

UNDERWRITING EXPENSES
Net losses and loss expenses	290,546	328,193	358,723	392,797	329,257	348,716
Acquisition costs	90,574	100,039	95,745	98,139	91,808	96,175
General and administrative expenses	81,785	59,090	54,390	50,266	71,128	39,968

Total underwriting expenses	462,905	487,322	508,858	541,202	492,193	484,859

UNDERWRITING INCOME	206,688	199,528	185,776	146,042	197,631	202,205

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	125,000	118,908	113,685	125,280	123,082	78,938
Net realized gains (losses) on investments	10,778	(1,192)	(4,656)	301	(3,274)	(10,915)
Interest expense and financing costs	(7,912)	(13,929)	(14,169)	(15,144)	(8,315)	(8,191)

Total other operating revenue	127,866	103,787	94,860	110,437	111,493	59,832

OTHER (EXPENSES) REVENUE
Net foreign exchange gains (losses)	349	7,202	6,883	2,391	7,078	(1,719)
Corporate expenses(a)	(11,053)	(20,723)	(14,184)	(12,340)	(15,730)	(17,539)

Total other (expenses) revenue	(10,704)	(13,521)	(7,301)	(9,949)	(8,652)	(19,258)

INCOME BEFORE INCOME TAXES	323,850	289,794	273,335	246,530	300,472	242,779
Income tax expense	(8,547)	(10,677)	(12,519)	(9,747)	(10,302)	(4,908)

NET INCOME	315,303	279,117	260,816	236,783	290,170	237,871
Preferred share dividends	(9,203)	(9,142)	(9,226)	(9,204)	(9,212)	(4,379)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$306,100	$269,975	$251,590	$227,579	$280,958	$233,492

KEY RATIOS/PER COMMON SHARE DATA
Net loss and loss expense ratio	43.4%	47.9%	51.7%	57.3%	47.8%	50.8%
Acquisition cost ratio	13.5%	14.6%	13.8%	14.3%	13.3%	14.0%
General and administrative expense ratio(a)	13.9%	11.6%	9.9%	9.1%	12.6%	8.4%

Combined ratio	70.8%	74.1%	75.4%	80.7%	73.7%	73.2%

Weighted average basic shares outstanding	143,877	146,845	149,027	150,433	150,006	144,751
Weighted average diluted shares outstanding	161,732	164,064	166,320	166,035	165,986	159,123
Basic earnings per common share	$2.13	$1.84	$1.69	$1.51	$1.87	$1.61
Diluted earnings per common share	$1.89	$1.65	$1.51	$1.37	$1.69	$1.47
ROACE(b)	26.9%	25.0%	24.1%	22.6%	29.8%	33.2%

(a)	Corporate expenses are included in the calculation of the general and administrative expense ratio.
(b)	Percentages presented are annualized for each quarter.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME

	Year ended December 31,
	2007	2006	2005
UNDERWRITING REVENUES
Gross premiums written	$3,590,090	$3,609,036	$3,393,885
Premiums ceded	(726,333)	(619,857)	(734,896)

Net premiums written	2,863,757	2,989,179	2,658,989

Gross premiums earned	3,459,816	3,353,884	3,278,266
Ceded premiums amortized	(725,406)	(659,614)	(724,583)

Net premiums earned	2,734,410	2,694,270	2,553,683

Other insurance related income (loss)	3,911	2,893	(5,085)

Total underwriting revenues	2,738,321	2,697,163	2,548,598

UNDERWRITING EXPENSES
Net losses and loss expenses	1,370,260	1,425,855	2,051,129
Acquisition costs	384,497	386,959	337,383
General and administrative expenses	245,531	209,574	166,113

Total underwriting expenses	2,000,288	2,022,388	2,554,625

UNDERWRITING INCOME (LOSS)	738,033	674,775	(6,027)

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	482,873	407,100	256,712
Net realized gains (losses) on investments	5,230	(25,702)	(16,912)
Interest expense	(51,153)	(32,954)	(32,447)

Total other operating revenue (expenses)	436,950	348,444	207,353

OTHER REVENUE (EXPENSES)
Net foreign exchange gains (losses)	16,826	32,505	(54,090)
Corporate expenses	(58,300)	(58,822)	(46,729)

Total other revenue (expenses)	(41,474)	(26,317)	(100,819)

INCOME BEFORE INCOME TAXES	1,133,509	996,902	100,507
Income tax expense	(41,491)	(33,842)	(6,067)

NET INCOME	1,092,018	963,060	94,440
Preferred share dividends	(36,775)	(37,925)	(4,379)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,055,243	$925,765	$90,061

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	50.1%	52.9%	80.3%
Acquisition cost ratio	14.1%	14.4%	13.2%
General and administrative expense ratio (a)	11.1%	10.0%	8.3%

Combined ratio	75.3%	77.3%	101.8%

Weighted average basic shares outstanding	147,524	149,745	143,226
Weighted average diluted shares outstanding	164,515	164,394	157,524
Basic earnings per share	$7.15	$6.18	$0.63
Diluted earnings per share	$6.41	$5.63	$0.57
ROAE, net income	24.6%	26.7%	2.9%

(a)	Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Quarter ended			Year ended
	December 31, 2007			December 31, 2007
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	509,326	$63,539	$572,865	$2,039,214	$1,550,876	$3,590,090
Net premiums written	322,111	63,044	385,155	1,326,647	1,537,110	2,863,757

Gross premiums earned	480,158	380,263	860,421	1,921,920	1,537,896	3,459,816
Ceded premiums amortized	(186,820)	(4,281)	(191,101)	(713,480)	(11,926)	(725,406)

Net premiums earned	293,338	375,982	669,320	1,208,440	1,525,970	2,734,410
Other insurance related income	123	150	273	1,860	2,051	3,911

Total underwriting revenues	293,461	376,132	669,593	1,210,300	1,528,021	2,738,321

UNDERWRITING EXPENSES
Net losses and loss expenses	101,652	188,894	290,546	534,264	835,996	1,370,260
Acquisition costs	28,911	61,663	90,574	126,423	258,074	384,497
General and administrative expenses	57,858	23,927	81,785	175,810	69,721	245,531

Total underwriting expenses	188,421	274,484	462,905	836,497	1,163,791	2,000,288

UNDERWRITING INCOME	$105,040	$101,648	$206,688	$373,803	$364,230	$738,033

KEY RATIOS
Net loss and loss expense ratio	34.7%	50.2%	43.4%	44.2%	54.8%	50.1%
Acquisition cost ratio	9.9%	16.4%	13.5%	10.5%	16.9%	14.1%
General and administrative expense ratio	19.7%	6.4%	12.2%	14.5%	4.6%	9.0%
Corporate expense ratio			1.7%			2.1%

Combined ratio	64.3%	73.0%	70.8%	69.2%	76.3%	75.3%

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

	Quarter ended						Year ended December 31,
	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q4 2005	2007	2006
INSURANCE SEGMENT
Property	$150,283	$147,033	$223,884	$138,396	$166,109	$129,010	$659,595	$641,245
Marine	19,984	49,971	70,183	77,892	32,790	27,213	218,030	242,759
Terrorism	10,216	11,672	17,082	12,787	19,751	21,109	51,757	81,838
Aviation	28,788	14,518	10,940	16,140	33,639	53,995	70,387	113,392
Political risk	75,410	71,442	56,720	28,977	88,877	21,372	232,549	209,629
Professional lines	146,095	123,824	161,371	97,325	135,947	130,639	528,616	493,754
Liability	74,294	53,158	67,627	53,483	67,986	76,375	248,562	253,973
Accident and health	4,256	9,111	4,864	11,488	5,597	12,490	29,718	33,877

TOTAL INSURANCE SEGMENT	509,326	480,729	612,671	436,488	550,696	472,203	2,039,214	2,070,467

REINSURANCE SEGMENT
Catastrophe	$8,743	$76,044	$142,602	$244,125	$17,404	$50,605	$471,514	$464,096
Property	(578)	55,965	78,817	147,159	79,096	42,008	281,363	338,562
Professional lines	27,909	54,645	59,060	88,426	48,214	55,906	230,040	274,435
Credit and bond	5,363	6,705	8,789	104,119	3,284	(638)	124,976	97,664
Motor	902	5,886	9,080	81,131	2,961	(1,434)	96,999	84,171
Liability	8,477	59,233	30,973	145,929	6,996	3,462	244,612	204,619
Other	12,723	16,017	17,386	55,245	5,355	11,210	101,372	75,022

TOTAL REINSURANCE SEGMENT	63,539	274,495	346,707	866,134	163,310	161,119	1,550,876	1,538,569

CONSOLIDATED TOTAL	$572,865	$755,224	$959,378	$1,302,622	$714,006	$633,322	$3,590,090	$3,609,036

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA—QUARTERLY

	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q4 2005
UNDERWRITING REVENUES
Gross premiums written	$509,326	$480,729	$612,671	$436,488	$550,696	$472,203
Net premiums written	322,111	315,605	406,885	282,046	406,605	320,128

Gross premiums earned	480,158	483,046	479,874	478,842	507,546	485,952
Ceded premiums amortized	(186,820)	(181,121)	(181,629)	(163,910)	(175,771)	(169,333)

Net premiums earned	293,338	301,925	298,245	314,932	331,775	316,619
Other insurance related income	123	610	360	767	284	198

Total underwriting revenues	293,461	302,535	298,605	315,699	332,059	316,817

UNDERWRITING EXPENSES
Net losses and loss expenses	101,652	113,092	133,568	185,952	150,449	157,973
Acquisition costs	28,911	34,721	27,442	35,348	34,996	41,153
General and administrative expenses	57,858	43,262	39,167	35,523	51,847	28,376

Total underwriting expenses	188,421	191,075	200,177	256,823	237,292	227,502

UNDERWRITING INCOME	$105,040	$111,460	$98,428	$58,876	$94,767	$89,315

KEY RATIOS
Net loss and loss expense ratio	34.7%	37.5%	44.8%	59.0%	45.3%	49.9%
Acquisition cost ratio	9.9%	11.5%	9.2%	11.2%	10.5%	13.0%
General and administrative expense ratio	19.7%	14.3%	13.1%	11.3%	15.6%	9.0%

Combined ratio	64.3%	63.3%	67.1%	81.5%	71.4%	71.9%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA—QUARTERLY

	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q4 2005
UNDERWRITING REVENUES
Gross premiums written	$63,539	$274,495	$346,707	$866,134	$163,310	$161,119
Net premiums written	63,044	268,297	348,457	857,311	163,601	143,277

Gross premiums earned	380,263	387,706	396,766	373,161	358,202	390,166
Ceded premiums amortized	(4,281)	(3,786)	(1,070)	(2,789)	(1,180)	(19,919)

Net premiums earned	375,982	383,920	395,696	370,372	357,022	370,247
Other insurance related income	150	395	333	1,173	743	—

Total underwriting revenues	376,132	384,315	396,029	371,545	357,765	370,247

UNDERWRITING EXPENSES
Net losses and loss expenses	188,894	215,101	225,155	206,845	178,808	190,743
Acquisition costs	61,663	65,318	68,303	62,791	56,812	55,022
General and administrative expenses	23,927	15,828	15,223	14,743	19,281	11,592

Total underwriting expenses	274,484	296,247	308,681	284,379	254,901	257,357

UNDERWRITING INCOME	$101,648	$88,068	$87,348	$87,166	$102,864	$112,890

KEY RATIOS
Net loss and loss expense ratio	50.2%	56.0%	56.9%	55.8%	50.1%	51.5%
Acquisition cost ratio	16.4%	17.0%	17.3%	17.0%	15.9%	14.9%
General and administrative expense ratio	6.4%	4.1%	3.8%	4.0%	5.4%	3.1%

Combined ratio	73.0%	77.1%	78.0%	76.8%	71.4%	69.5%

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q4 2005
ASSETS
Investments:
Fixed maturity investments, available for sale, at fair value	$8,331,666	$7,814,855	$7,219,836	$6,805,333	$6,532,723	$6,012,425
Other investments, at fair value	645,987	612,429	1,106,409	1,094,828	1,130,664	409,504

Total investments	8,977,653	8,427,284	8,326,245	7,900,161	7,663,387	6,421,929
Cash and cash equivalents	1,332,921	1,830,852	1,837,675	2,090,834	1,989,287	1,280,990
Accrued interest receivable	87,338	76,257	82,151	68,056	76,967	59,784
Insurance and reinsurance premium balances receivable	1,231,494	1,385,486	1,604,193	1,507,855	1,125,822	1,026,975
Reinsurance recoverable balances	1,280,295	1,247,720	1,217,807	1,307,609	1,293,660	1,455,248
Reinsurance recoverable balances on paid losses	76,598	97,047	119,904	94,284	65,494	62,862
Deferred acquisition costs	276,801	331,290	346,318	345,904	251,799	196,388
Prepaid reinsurance premiums	242,940	246,027	259,474	238,359	241,821	281,579
Securities lending collateral	865,256	861,280	916,388	895,832	794,149	998,349
Net receivable for investments sold	86,356	—	—	—	—	—
Goodwill and intangible assets	61,653	61,967	62,511	28,786	29,041	37,013
Other assets	156,004	146,694	156,308	134,757	133,860	104,859

TOTAL ASSETS	$14,675,309	$14,711,904	$14,928,974	$14,612,437	$13,665,287	$11,925,976

LIABILITIES
Reserve for losses and loss expenses	$5,587,311	$5,531,379	$5,360,064	$5,186,191	$5,015,113	$4,743,338
Unearned premiums	2,146,087	2,433,339	2,548,743	2,466,213	2,015,556	1,760,467
Insurance and reinsurance balances payable	244,988	255,922	250,248	286,068	294,374	314,232
Securities lending payable	863,906	858,546	914,466	893,692	791,744	995,287
Senior notes	499,261	499,234	499,207	499,180	499,144	499,046
Other liabilities	175,134	140,869	141,859	146,738	174,524	101,179
Liability under repurchase agreement	—	—	400,000	400,000	400,000	—
Net payable for investments purchased	—	49,023	120,505	92,608	62,185	76

TOTAL LIABILITIES	9,516,687	9,768,312	10,235,092	9,970,690	9,252,640	8,413,625

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	500,000	500,000	500,000	500,000	500,000	500,000
Common shares	1,850	1,849	1,849	1,880	1,875	1,861
Additional paid-in capital	1,869,810	1,859,067	1,850,047	1,936,518	1,929,406	1,886,356
Accumulated other comprehensive income (loss)	22,668	(28,444)	(106,693)	(22,125)	(44,638)	(77,798)
Retained earnings	2,968,900	2,690,742	2,448,711	2,225,474	2,026,004	1,201,932
Treasury shares, at cost	(204,606)	(79,622)	(32)	—	—	—

TOTAL SHAREHOLDERS’ EQUITY	5,158,622	4,943,592	4,693,882	4,641,747	4,412,647	3,512,351

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$14,675,309	$14,711,904	$14,928,974	$14,612,437	$13,665,287	$11,925,976

Book value per common share	$32.69	$30.50	$28.35	$27.54	$26.09	$20.24

Debt (Senior notes) to total capitalization(a)	8.8%	9.2%	9.6%	9.7%	10.2%	12.4%

Debt plus preferred shares to total capitalization	17.7%	18.4%	19.2%	19.4%	20.3%	24.9%

(a)	The debt to capitalization ratio is calculated by dividing our senior notes by the total capital. Total capital represents shareholders’ equity plus our senior notes.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

As of December 31, 2007

TYPE OF INVESTMENT	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
U.S. government and agency	$1,032,441	$26,672	($187)	$1,058,926	10%
Non U.S. government	264,109	20,712	(4,244)	280,577	3%
Corporate debt	2,174,333	36,020	(60,687)	2,149,666	21%
Mortgage-backed (a)	3,467,573	29,946	(15,304)	3,482,215	33%
Asset-backed (a)	539,125	1,800	(8,145)	532,780	5%
Municipals	823,947	3,792	(237)	827,502	8%

Total Fixed Maturities	8,301,528	118,942	(88,804)	8,331,666	80%
Cash, net of unsettled trades		—	—	572,897	5%

Total Invested Assets	8,301,528	118,942	(88,804)	8,904,563	85%
Operating Cash Balances		—	—	846,380	8%

Total Cash and Fixed Maturities	$8,301,528	$118,942	($88,804)	9,750,943	93%

					—
Other Investments				645,987	6%
Accrued interest receivable				87,338	1%

Total Cash and Investments				$10,484,268	100%

CREDIT QUALITY OF FIXED MATURITIES				Fair Value	Percentage
AAA				$5,901,762	71%
AA				648,626	8%
A				1,039,323	12%
BBB				741,955	9%

Total				$8,331,666	100%

MATURITY PROFILE OF FIXED MATURITIES				Fair Value	Percentage
Within one year				$869,325	10%
From one to five years				2,097,433	25%
From five to ten years				887,499	11%
Above ten years				462,414	6%
Asset-backed and mortgage-backed securities				4,014,995	48%

Total				$8,331,666	100%

OTHER INVESTMENTS			Cost	Fair Value	Percentage
Hedge funds			$236,119	$277,757	43%
Collateralized loan obligations			142,367	120,596	19%
Credit funds			181,375	194,241	30%
Short duration high yield fund			35,000	45,648	7%
Other			10,850	7,745	1%

Total			$605,711	$645,987	100%

(a)	For a further breakdown of our mortgage-backed and asset-backed securities, refer to page 11.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO COMPOSITION—QUARTERLY

	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q4 2005
TYPE OF INVESTMENT	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
U.S. government and agency	10.1%	11.5%	12.1%	12.0%	12.2%	20.4%
Non U.S. government	2.7%	1.7%	1.6%	1.7%	1.6%	1.8%
Corporate debt	20.5%	17.7%	15.6%	14.7%	14.7%	15.8%
Mortgage-backed	33.2%	31.3%	30.7%	30.0%	29.7%	31.6%
Asset-backed	5.1%	5.5%	5.6%	5.9%	5.6%	3.8%
Municipals	7.9%	7.8%	5.0%	3.5%	3.9%	4.6%
Mortgage derivatives	—	0.5%	0.7%	0.5%	—	—

Total Fixed Maturities	79.5%	76.0%	71.3%	68.3%	67.7%	78.0%
Cash, net of unsettled trades	5.4%	4.9%	7.2%	9.4%	8.4%	2.6%

Total Invested Assets	84.9%	80.9%	78.5%	77.7%	76.1%	80.6%
Operating Cash Balances	8.1%	12.4%	9.8%	10.7%	11.5%	14.1%

Total Cash and Fixed Maturities	93.0%	93.3%	88.3%	88.4%	87.6%	94.7%
Other Investments	6.2%	6.0%	10.9%	11.0%	11.7%	5.3%
Accrued interest receivable	0.8%	0.7%	0.8%	0.6%	0.7%	—

Total Cash and Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
AAA	70.8%	71.4%	75.3%	76.8%	79.3%	78.8%
AA	7.8%	7.7%	6.9%	5.5%	4.8%	3.3%
A	12.5%	11.3%	8.1%	6.9%	7.3%	8.9%
BBB	8.9%	9.6%	9.7%	10.8%	8.6%	9.0%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year	10.4%	5.9%	7.5%	7.3%	8.0%	6.0%
From one to five years	25.2%	27.1%	25.6%	25.6%	24.6%	31.3%
From five to ten years	10.6%	10.0%	10.7%	11.6%	13.0%	14.8%
Above ten years	5.6%	7.9%	4.3%	2.1%	2.2%	2.6%
Asset-backed and mortgage-backed securities	48.2%	49.1%	51.9%	53.4%	52.2%	45.3%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

PORTFOLIO CHARACTERISTICS OF INVESTED ASSETS	As of or for the quarter ended
	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q4 2005
Annualized effective yield of invested assets	4.9%	5.0%	5.0%	4.9%	4.8%	4.6%
Yield to maturity of invested assets	5.1%	5.6%	5.5%	5.5%	5.1%	4.9%
Average duration of invested assets	2.7 yrs	3.2 yrs	3.2 yrs	3.1 yrs	3.0 yrs	3.0 yrs
Average credit quality of invested assets	AA+	AA+	AA+	AA+	AA+	AAA

AXIS Capital Holdings Limited

MORTGAGE AND ASSET BACKED SECURITIES

As of December 31, 2007

	Mortgage-Backed Securities By Rating and Class
	Agency (a)		AAA		AA		A		BBB
	Residential	Commercial	Residential	Commercial	Residential	Commercial	Residential	Commercial	Residential	Commercial	Total
Agency
Agency Pass-Throughs	$1,970,734	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,970,734
Agency CMO’s	123,463	17,285	—	—	—	—	—	—	—	—	140,748
Agency Floating Rate MBS	134,975	—	—	—	—	—	—	—	—	—	134,975
Non-Agency
Non-Agency CMO’s	—	—	351,799	800,052	3,988	10,731	—	13,975	2,266	—	1,182,811
Non-Agency Floating Rate MBS	—	—	4,232	—	718	—	—	—	—	—	4,950
Other	22,156	—	25,841	—	—	—	—	—	—	—	47,997

Total	$2,251,328	$17,285	$381,872	$800,052	$4,706	$10,731	$—	$13,975	$2,266	$—	$3,482,215

	Asset-Backed Securities By Rating
Description	AAA	AA	A	BBB	Total
Auto	$332,974	$—	$—	$813	$333,787
CLO	—	—	35,463	17,916	53,379
CDO	6,911	346	—	2,403	9,660
Credit Card	59,127	—	630	—	59,757
Equipment	16,916	—	—	—	16,916
Home Equity	53,772	374	—	—	54,146
Other	5,135	—	—	—	5,135

Total	$474,835	$720	$36,093	$21,132	$532,780

(a)	These represent securities backed by U.S Government sponsored agencies.

AXIS Capital Holdings Limited

SUBPRIME AND ALTERNATIVE-A HOLDINGS

As of December 31, 2007

	SUBPRIME AND ALTERNATIVE-A HOLDINGS BY SECTOR
	Holdings at Fair Value	Percentage of Cash and Invested Assets	Net Unrealized Gain/(Loss)	Realized losses and impairments in 2007
Subprime Agency MBS	$26,398	0.3%	$38	$—
Subprime Non-Agency MBS	1,892	0.0%	(26)	—
Subprime ABS	47,874	0.5%	(3,456)	(427)

Total Subprime	76,164	0.7%	(3,444)	(427)

Alternative-A Agency MBS	$604	0.0%	$1	$0
Alternative-A Non-Agency MBS	$127,845	1.2%	$56	($730)
Alternative-A ABS	$6,611	0.1%	($283)	$0

Total Alternative-A	$135,060	1.3%	($226)	($730)

TOTAL Subprime and Alternative-A	$211,224	2.0%	($3,670)	($1,157)

	SUBPRIME AND ALTERNATIVE-A HOLDINGS AT FAIR VALUE BY RATING & VINTAGE
	Agency	AAA	AA	Total	Percentage of total
Sub-prime 2003 and prior	$1,527	$2,963	$240	$4,730	6.2%
Sub-prime 2004	—	7,079	—	7,079	9.3%
Sub-prime 2005	—	8,695	—	8,695	11.4%
Sub-prime 2006	—	27,629	—	27,629	36.3%
Sub-prime 2007	24,871	3,160	—	28,031	36.8%

Total Subprime	$26,398	$49,526	$240	$76,164	100.0%

Rating as Percentage of Total	34.7%	65.0%	0.3%	100.0%
Alternative-A 2003 and prior	—	$6,704	$4,005	$10,709	7.9%
Alternative-A 2004	604	36,318	—	36,922	27.4%
Alternative-A 2005	—	71,525	—	71,525	53.0%
Alternative-A 2006	—	7,825	—	7,825	5.8%
Alternative-A 2007	—	8,079	—	8,079	6.0%

Total Alternative A	$604	$130,451	$4,005	$135,060	100.0%

Rating as Percentage of Total	0.4%	96.6%	3.0%	100.0%
Subprime and Alternative-A 2003 and prior	$1,527	$9,667	$4,245	$15,439	7.3%
Subprime and Alternative-A 2004	604	43,397	—	44,001	20.8%
Subprime and Alternative-A 2005	—	80,220	—	80,220	38.0%
Subprime and Alternative-A 2006	—	35,454	—	35,454	16.8%
Subprime and Alternative-A 2007	24,871	11,239	—	36,110	17.1%

TOTAL Subprime and Alternative-A	$27,002	$179,977	$4,245	$211,224	100.0%

Rating as Percentage of Total	12.8%	85.2%	2.0%	100.0%

AXIS Capital Holdings Limited

INVESTMENT PERFORMANCE- FIXED MATURITY INVESTMENTS

							Year ended December 31,
	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q4 2005	2007	2006
Aggregate AXIS Capital - Fixed Maturities	2.34%	2.18%	(0.03)%	1.50%	1.21%	0.60%	6.26%	4.61%
Composite Benchmark(a)	2.59%	2.63%	(0.18)%	1.46%	1.17%	0.55%	6.64%	4.35%

	(0.25)%	(0.45)%	0.15%	0.04%	0.04%	0.05%	(0.38)%	0.26%

Individual portfolios

Total return liquidity portfolio	1.78%	1.79%	0.84%	1.32%	1.18%	0.81%	6.02%	4.73%
Merrill Lynch 1-3 year Treasury Index	2.36%	2.67%	0.71%	1.41%	0.98%	0.69%	7.33%	4.03%

	(0.58)%	(0.88)%	0.13%	(0.09)%	0.20%	0.12%	(1.31)%	0.70%

Total return intermediate duration portfolios	2.68%	2.74%	(0.38)%	1.57%	1.31%	0.59%	6.76%	4.82%
Customized benchmark(b)	2.86%	2.73%	(0.35)%	1.58%	1.26%	0.55%	6.97%	4.57%

	(0.18)%	0.01%	(0.03)%	(0.01)%	0.05%	0.04%	(0.21)%	0.25%

Total return long duration portfolios(c)	n/a	n/a	n/a	n/a	1.49%	0.61%	n/a	4.78%
Customized benchmark(b)	n/a	n/a	n/a	n/a	1.45%	0.59%	n/a	4.55%

					0.04%	0.02%		0.23%

Total return U.S. combined portfolios	2.40%	2.62%	(0.32)%	1.51%	1.07%	0.60%	6.33%	4.49%
Customized benchmark(b)	2.57%	2.61%	(0.33)%	1.41%	1.13%	0.52%	6.38%	4.39%

	(0.17)%	0.01%	0.01%	0.10%	(0.06)%	0.08%	(0.05)%	0.10%

Total return Euro portfolio	0.94%	1.79%	(0.44)%	0.59%	0.22%	0.36%	2.89%	1.25%
Merrill Lynch 1-7 year EMU Gov’t Index	1.15%	2.13%	(0.46)%	0.71%	0.01%	0.37%	3.52%	0.76%

	(0.21)%	(0.34)%	0.02%	(0.12)%	0.21%	(0.01)%	(0.63)%	0.49%

(a)	The return for the composite benchmark is calculated using the market value weighted average of each individual portfolio’s benchmark.
(b)	The benchmarks are customized to reflect the desired duration and composition of the portfolio. Benchmarks may be adjusted frequently.
(c)	The assets in the long duration portfolio were transitioned to an intermediate portfolio and measured against the intermediate benchmark as of January 1st, 2007.

AXIS Capital Holdings Limited

Reinsurance Recoverable Analysis

	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q4 2005
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$64,106	$82,795	$104,913	$75,233	$46,442	$49,869
Reinsurance	12,492	14,252	14,991	19,051	19,052	12,993

Total	$76,598	$97,047	$119,904	$94,284	$65,494	$62,862

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$436,042	$414,777	$409,259	$586,485	$661,211	$839,345
Reinsurance	—	—	—	—	—	76,500

Total	$436,042	$414,777	$409,259	$586,485	$661,211	$915,845

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$852,054	$842,797	$819,925	$734,041	$647,022	$540,781
Reinsurance	26,047	24,144	22,621	21,081	19,425	14,219

Total	$878,101	$866,941	$842,546	$755,122	$666,447	$555,000

Provision against reinsurance recoverables:
Insurance	($19,794)	($19,944)	($19,944)	($19,944)	($19,944)	($2,604)
Reinsurance	(14,054)	(14,054)	(14,054)	(14,054)	(14,054)	(12,993)

Total	($33,848)	($33,998)	($33,998)	($33,998)	($33,998)	($15,597)

Net reinsurance recoverables:
Insurance	$1,332,408	$1,320,425	$1,314,153	$1,375,815	$1,334,731	$1,427,391
Reinsurance	24,485	24,342	23,558	26,078	24,423	90,719

Total	$1,356,893	$1,344,767	$1,337,711	$1,401,893	$1,359,154	$1,518,110

AXIS Capital Holdings Limited

Reinsurance Recoverable Analysis

Consolidated Reinsurance Recoverable	December 31, 2007
Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total	Provision against Reinsurance Recoverables	Provision against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers	$846,643	($59,696)	$786,947	62.3%	($20,846)	2.5%	$825,798
Other reinsurers balances > $20 million	163,055	—	163,055	12.9%	(113)	0.1%	162,943
Other reinsurers balances < $20 million	381,043	(68,059)	312,984	24.8%	(12,890)	3.4%	368,153

Total	$1,390,741	($127,755)	$1,262,986	100.0%	($33,849)	2.4%	$1,356,893

At December 31, 2007, 94.5% (December 31, 2006: 96.0%) of the reinsurers were rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total
Swiss Reinsurance America Corporation	16.4%
Transatlantic Reinsurance Company	9.6%
Partner Reinsurance Company Ltd of the US	9.4%
XL Reinsurance America	8.2%
Berkley Insurance Company	4.4%
Hannover Rueckversicherung AG	4.0%
Lloyd’s of London	3.7%
Federal Insurance Company	2.3%
ACE Property & Casualty Insurance Co	2.2%
General Reinsurance Corporation	2.1%

62.3%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended December 31, 2007			Year ended December 31, 2007
Reserve for losses and loss expenses	Gross	Recoveries	Net	Gross	Recoveries	Net
Beginning of period	$5,531,379	($1,344,767)	$4,186,612	$5,015,113	($1,359,154)	$3,655,959
Incurred	401,060	(110,514)	290,546	1,733,499	(363,239)	1,370,260
Paid	(343,529)	98,388	(245,141)	(1,189,889)	365,500	(824,389)
Foreign exchange (gains) loss	(1,599)	—	(1,599)	28,588	—	28,588

End of period (a)	$5,587,311	($1,356,893)	$4,230,418	$5,587,311	($1,356,893)	$4,230,418

(a)	As at December 31, 2007, the gross reserve for losses and loss expenses included IBNR of $3,890 million, or 70%, of total gross reserves for loss and loss expenses. As at December 31, 2006, the comparable amount was $3,183 million, or 64%.

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended December 31, 2007			Year ended December 31, 2007
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross losses paid	$239,712	$103,817	$343,529	$733,209	$456,680	$1,189,889
Reinsurance recoveries received	(98,388)	—	(98,388)	(362,512)	(2,988)	(365,500)

Net losses paid	141,324	103,817	245,141	370,697	453,692	824,389
Change in:
Reported case reserves	(9,888)	162	(9,726)	(165,119)	2,572	(162,547)
IBNR	(17,802)	85,058	67,256	326,362	379,794	706,156
Reinsurance recoveries on unpaid loss and loss expense reserves	(11,982)	(143)	(12,125)	2,324	(62)	2,262

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$101,652	$188,894	$290,546	$534,264	$835,996	$1,370,260

Gross reserve for losses and loss expenses	$3,333,743	$2,253,568	$5,587,311	$3,333,743	$2,253,568	$5,587,311

Prior years net favorable reserve development	$70,870	$21,131	$92,001	$214,018	$122,959	$336,977

Key Ratios

Net paid to net incurred percentage	139.0%	55.0%	84.4%	69.4%	54.3%	60.2%

Net paid losses / Net premiums earned	48.2%	27.6%	36.6%	30.7%	29.7%	30.1%
Change in net loss and loss expense reserves / Net premiums earned	(13.5%)	22.6%	6.8%	13.5%	25.1%	20.0%

Net loss and loss expense ratio	34.7%	50.2%	43.4%	44.2%	54.8%	50.1%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE

	Quarter ended						Year ended December 31,
	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q4 2005	2007	2006
Gross losses paid	$239,712	$126,883	$184,760	$181,854	$210,172	$212,597	$733,209	$827,191
Reinsurance recoveries received	(98,388)	(48,874)	(170,522)	(44,729)	(80,865)	(87,711)	(362,512)	(385,453)

Net losses paid	141,324	78,009	14,238	137,125	129,307	124,886	370,697	441,738
Change in:
Reported case reserves	(9,888)	1,976	(75,880)	(81,327)	(14,096)	432,506	(165,119)	(175,984)
IBNR	(17,802)	39,379	133,548	171,237	31,217	(260,008)	326,362	278,270
Reinsurance recoveries on unpaid loss and loss expense reserves	(11,982)	(6,272)	61,662	(41,084)	4,021	(139,411)	2,324	92,660

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$101,652	$113,092	$133,568	$185,951	$150,449	$157,973	$534,264	$636,684

Gross reserve for losses and loss expenses	$3,333,743	$3,363,368	$3,319,952	$3,260,711	$3,171,746	$3,064,141	$3,333,743	$3,171,746

Prior years net favorable reserve development	$70,870	$58,607	$55,814	$28,727	$15,459	$96,110	$214,018	$167,532

Key Ratios
Net paid to net incurred percentage	139.0%	69.0%	10.7%	73.7%	85.9%	79.1%	69.4%	69.4%

Net paid losses / Net premiums earned	48.2%	25.8%	4.8%	43.5%	39.0%	39.4%	30.7%	33.8%
Change in Net loss and loss expense reserves / Net premiums earned	(13.5%)	11.6%	40.0%	15.5%	6.3%	10.5%	13.5%	14.9%

Net loss and loss expense ratio	34.7%	37.5%	44.8%	59.0%	45.3%	49.9%	44.2%	48.7%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

REINSURANCE—QUARTERLY

	Quarter ended						Year ended December 31,
	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q4 2005	2007	2006
Gross losses paid	$103,817	$105,316	$117,057	$130,490	$189,958	$172,745	$456,680	$644,968
Reinsurance recoveries received	—	(738)	(2,250)	—	(2,376)	—	(2,988)	(68,001)

Net losses paid	103,817	104,578	114,807	130,490	187,582	172,745	453,692	576,967
Change in:
Reported case reserves	162	49,528	3,854	(50,972)	(94,506)	410,187	2,572	(47,808)
IBNR	85,058	61,779	103,974	128,983	84,225	(350,510)	379,794	193,717
Reinsurance recoveries on unpaid loss and loss expense reserves	(143)	(784)	2,520	(1,655)	1,507	(41,679)	(62)	66,295

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$188,894	$215,101	$225,155	$206,846	$178,808	$190,743	$835,996	$789,171

Reserve for losses and loss expenses	$2,253,568	$2,168,011	$2,040,112	$1,925,480	$1,843,367	$1,679,197	$2,253,568	$1,843,367

Prior years net favorable reserve development	$21,131	$23,585	$41,006	$37,237	$18,971	$50,366	$122,959	$49,004

Key Ratios
Net paid to net incurred percentage	55.0%	48.6%	51.0%	63.1%	104.9%	90.6%	54.3%	73.1%

Net paid losses / Net premiums earned	27.6%	27.2%	29.0%	35.2%	52.5%	46.7%	29.7%	41.6%
Change in Net loss and loss expense reserves / Net premiums earned	22.6%	28.8%	27.9%	20.6%	(2.4%)	4.9%	25.1%	15.2%

Net loss and loss expense ratio	50.2%	56.0%	56.9%	55.8%	50.1%	51.6%	54.8%	56.8%

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION—AS REPORTED, GAAP

	Quarter ended		Year ended
	December 31,		December 31,
	2007	2006	2007	2006
Net income available to common shareholders	$306,100	$280,958	$1,055,243	$925,765

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	143,877	150,006	147,524	149,745
Dilutive share equivalents:
Warrants	13,406	12,479	13,055	11,725
Options	2,479	2,240	2,385	2,016
Restricted stock	1,970	1,261	1,551	908

Weighted average diluted shares outstanding	161,732	165,986	164,515	164,394

EARNINGS PER COMMON SHARE
Basic	$2.13	$1.87	$7.15	$6.18
Diluted	$1.89	$1.69	$6.41	$5.63

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE—TREASURY STOCK METHOD(a)

	As at December 31,
	2007	2006
Closing price per share	$38.97	$33.37

Shareholders’ equity	$5,158,622	$4,412,647
Less: preferred equity	(500,000)	(500,000)

Common shareholders’ equity	4,658,622	3,912,647
Basic common shares outstanding	142,520	149,982

Book value per common share	$32.69	$26.09

Diluted book value per common share
Common shareholders’ equity	$4,658,622	$3,912,647
Basic common shares outstanding	142,520	149,982
add in:
warrants outstanding(b)	19,651	19,644
options outstanding(c)	4,810	5,147
restricted stock outstanding	3,312	2,229
phantom stock units	53	46
less:
warrants bought back via treasury method	(6,263)	(7,323)
options bought back via treasury method	(2,278)	(2,841)

Diluted common shares outstanding	161,805	166,884

Diluted book value per common share	$28.79	$23.45

(a)	This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase our common shares at the closing market price. Unvested restricted stock is also added to determine the diluted common shares outstanding.
(b)	The weighted average exercise price per share at December 31, 2007 and December 31, 2006 was $12.42 and $12.44 respectively.
(c)	The weighted average exercise price per share at December 31, 2007 and December 31, 2006 was $18.46 and $18.42 respectively.